UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

REDWOOD MORTGAGE INVESTORS VIII, L.P.,

a California Limited Partnership

(Exact name of Registrant as Specified in Its Charter)

California	000-27816	94-3158788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Bovet Road, Suite 520 San Mateo, CA	94402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 365-5341

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2023 (the “Dissolution Date”), Redwood Mortgage Investors VIII, L.P., a California Limited Partnership (“RMI VIII” or the “Partnership”), entered into a Plan of Dissolution for the Partnership (the “Plan of Dissolution” or the “Plan”) following the receipt of consents of limited partners approving the dissolution of the Partnership (the “Dissolution”) and the Plan of Dissolution as described in Item 5.07 below.

Pursuant to the Plan of Dissolution, Redwood Mortgage Corp. (“RMC”), as manager of the Partnership, will wind up the affairs of the Partnership commencing from the Dissolution Date until the complete liquidation of the Partnership’s assets and the termination of the Partnership in accordance with the Plan of Dissolution, the Partnership’s Sixth Amended and Restated Limited Partnership Agreement dated July 28, 2005, as amended (the “Partnership Agreement”), and the California Uniform Limited Partnership Act of 2008.

Under the Plan, the Partnership will cease making new loans and will only engage in business activities necessary or convenient to wind-up the Partnership’s business and distribute Partnership assets. As part of the wind-up activities, RMC, in its sole discretion, will liquidate the Partnership’s assets as promptly as is consistent with obtaining the current fair value thereof, which may include: (i) collecting loan payments from borrowers under existing loan terms; (ii) selling loans to third parties; (iii) selling loans to either or both general partners or their affiliates, subject to the limitations set forth in the Partnership Agreement; (iv) enforcing delinquent loans through foreclosure or negotiating settlements with the borrowers and/or any guarantors or other obligors on such loans; (v) selling any “real estate owned” (property acquired by foreclosure) held by the Partnership; and (vi) taking any other actions determined by RMC to be consistent with recovering the fair market value of any Partnership assets and authorized in the Partnership Agreement and the Plan. RMC may sell all, or substantially all, of the loans in the Partnership’s portfolio to one or more unaffiliated third party purchasers (a “Portfolio Sale”), provided RMC determines, in its reasonable judgment, that the applicable Portfolio Sale is in the interest of the Partnership and the limited partners taking into account the value of the loans in the portfolio being sold and the potential cost savings and other economic advantages gained from the sale of several loans in a single transaction rather than on a loan-by-loan basis.

Under the Plan, RMC is entitled to a dissolution fee equal to 7.0% of each Capital Distribution (as defined in the Plan) to be made to the limited partners over the course of the wind-up period (the “Dissolution Fee”). The Dissolution Fee is to be paid to RMC quarterly, on or by the last business day of each calendar quarter based on the expected Capital Distribution to be paid to the Limited Partners for such quarter.

In addition, effective as of the Dissolution Date: (i) all limited partners, including limited partners who previously elected not to receive periodic distributions of Partnership net income under the Partnership Agreement, will begin receiving quarterly distributions of the Partnership’s net income (if any); and (ii) all scheduled withdrawals of limited partner capital made pursuant to the Partnership Agreement will terminate in favor of quarterly pro rata withdrawals to all limited partners of cash received from the liquidation of Partnership assets and available to fund capital in accordance with the distribution provisions set forth in the Plan.

The foregoing description of the Plan of Dissolution does not purport to be complete and is qualified in its entirety by the full text of the Plan of Dissolution, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Forward-Looking Statements

Statements contained in this Current Report that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding plans for and execution of wind-up activities. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of RMI VIII and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and RMI VIII undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law. These forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements, including, without limitation, unexpected costs, charges or expenses relating to or resulting from the Dissolution; litigation or adverse judgments relating to the Dissolution; risks relating to the completion of the wind-up activities in connection with the Dissolution, including the risk that the general partners might not be able to make and arrange for loan sales as part of the Plan of Dissolution; any changes in general economic or industry-specific conditions, including those which affect the value of loans held by RMI VIII; and factors generally affecting the business, operations and financial condition of RMI VIII, including the information contained in RMI VIII’s definitive consent solicitation statement filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2023 (the “Consent Solicitation Statement”) and in RMI VIII’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and other reports and filings with the SEC.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in further detail in the Consent Solicitation Statement, the Partnership solicited the consent of holders of Limited Partnership Interests (as defined below) in RMI VIII (the “Holders”) as of June 1, 2023, the record date for the consent solicitation, to approve the proposed dissolution of the Partnership (the “Dissolution”) and the Plan of Dissolution (the “Consent Solicitation”). The affirmative vote of a majority of the Limited Partnership Interests outstanding as of the record date was required for the approval of the Dissolution and the Plan of Dissolution. “Limited Partnership Interests” means the percentage ownership interest of any limited partner in the Partnership determined at any time by dividing a limited partner’s current capital account maintained for such limited partner under the Partnership Agreement (“Capital Account”) by the total outstanding Capital Accounts of all limited partners. The total balance of limited partner Capital Accounts as of the record date was $55,152,170.

The following are the results of the Consent Solicitation, which was closed by the general partners of the Partnership upon obtaining the requisite consents for the Dissolution and Plan of Dissolution on August 4, 2023:

1. The Holders approved the Dissolution, with the votes cast as follows:

For	Against	Abstain
28,252,664	828,704	533,664

2. The Holders approved the Plan of Dissolution, with the votes cast as follows:

For	Against	Abstain
28,083,736	873,884	657,412

Item 7.01.	Regulation FD Disclosure.

On August 4, 2023, RMI VIII issued a press release announcing the approval of the Dissolution and the Plan of Dissolution. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Plan of Dissolution of Redwood Mortgage Investors VIII, L.P., a California Limited Partnership, dated August 4, 2023

99.1	Press Release, dated August 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REDWOOD MORTGAGE INVESTORS VIII, L.P., a California limited partnership

	By:	Redwood Mortgage Corp., General Partner

Date August 9, 2023	By:	/s/ Michael R. Burwell
	Name:	Michael R. Burwell
	Title:	President, Secretary and Treasurer